UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 19, 2004

BRAZIL FAST FOOD CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-23278	13-3688737

(Commission File Number)	(IRS Employer Identification No.)

Rua Voluntarios da Patria, CEP 22270-010, 89-9 andar, Botafogo, Rio de Janeiro, Brazil

(Address of Principal Executive Offices)                              (Zip Code)

011 55 21 2564-6452

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 — Changes in Registrant’s Certifying Accountant.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Letter regarding change in certifying accountant

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 — Changes in Registrant’s Certifying Accountant.

     On November 19, 2004, Brazil Fast Food Corp. (the “Company”) received a letter from its local Brazilian independent public accounting firm, Trevisan Auditores Independentes (“Trevisan”), indicating that Trevisan entered into a new international consulting and auditing agreement with BDO Seidman LLP (“BDO”). As a result of this new agreement, Trevisan will continue to provide auditing services to the Company and BDO will provide technical support, including auditing support, to the Company. Prior to Trevisan’s agreement with BDO, Trevisan had an agreement with a local Brazilian independent accounting firm Grant Thornton Auditores Independentes (“GT”) for GT to provide auditing technical support to the Company, which agreement was terminated by Trevisan as a result of the BDO agreement.

     During the two most recent fiscal years and the interim period preceding the re-engagement of Trevisan the Company did not have any disagreements with GT on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfactions of GT, would have cause it to make reference to the subject matter of the disagreement(s) in connection with its report.

     During the two most recent fiscal years and the interim period preceding the re-engagement of Trevisan and its new international partner BDO, the Company has not consulted with BDO regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

     The Company’s Board of Directors have approved the aforesaid changes in the Company’s independent certified public accountants.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
16	Letter from Jose Luiz Gurgel, Audit Partner, Trevisan Auditores Independentes dated November 19, 2004, regarding change in certifying accountant.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized, this 24th day of November, 2004.

BRAZIL FAST FOOD CORP.
By:	/s/ Ricardo Figueiredo Bomeny
Ricardo Figueiredo Bomeny
Chief Executive Officer and Acting Chief Financial Officer

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